Exhibit 99.2
Q4 and FY2024 Earnings Report February 27, 2025 | Nasdaq: COLL Healthier people. Stronger communities.

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. We may, in some cases, use terms such as "predicts," "forecasts," "believes," "potential," "proposed," "continue," "estimates," "anticipates," "expects," "plans," "intends," "may," "could," "might," "should" or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. Examples of forward-looking statements contained in this presentation include, among others, statements related to our full-year 2025 financial guidance, including projected product revenue, adjusted operating expenses and adjusted EBITDA, current and future market opportunities for our products and our assumptions related thereto, expectations (financial or otherwise) and intentions, and other statements that are not historical facts. Such statements are subject to numerous important factors, risks and uncertainties that may cause actual events or results, performance, or achievements to differ materially from the company's current expectations, including risks relating to, among others: unknown liabilities; risks related to future opportunities and plans for our products, including uncertainty of the expected financial performance of such products; our ability to commercialize and grow sales of our products; our ability to manage our relationships with licensors; the success of competing products that are or become available; our ability to maintain regulatory approval of our products, and any related restrictions, limitations, and/or warnings in the label of our products; the size of the markets for our products, and our ability to service those markets; our ability to obtain reimbursement and third-party payor contracts for our products; the rate and degree of market acceptance of our products; the costs of commercialization activities, including marketing, sales and distribution; changing market conditions for our products; the outcome of any patent infringement or other litigation that may be brought by or against us; the outcome of any governmental investigation related to our business; our ability to secure adequate supplies of active pharmaceutical ingredient for each of our products and manufacture adequate supplies of commercially saleable inventory; our ability to obtain funding for our operations and business development; regulatory developments in the U.S.; our expectations regarding our ability to obtain and maintain sufficient intellectual property protection for our products; our ability to comply with stringent U.S. and foreign government regulation in the manufacture of pharmaceutical products, including U.S. Drug Enforcement Agency, or DEA, compliance; our customer concentration; and the accuracy of our estimates regarding expenses, revenue, capital requirements and need for additional financing. These and other risks are described under the heading "Risk Factors" in our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q and other filings with the SEC. Any forward-looking statements that we make in this presentation speak only as of the date of this presentation. We assume no obligation to update our forward-looking statements whether as a result of new information, future events or otherwise, after the date of this presentation. Non-GAAP Financial Measures To supplement our financial results presented on a GAAP basis, we have included information about certain non-GAAP financial measures. We believe the presentation of these non-GAAP financial measures, when viewed with our results under GAAP and the accompanying reconciliations, provide analysts, investors, lenders, and other third parties with insights into how we evaluate normal operational activities, including our ability to generate cash from operations, on a comparable year-over-year basis and manage our budgeting and forecasting. In addition, certain non-GAAP financial measures, primarily Adjusted EBITDA, are used to measure performance when determining components of annual compensation for substantially all non-sales force employees, including senior management. In this presentation, we discuss the following financial measures that are not calculated in accordance with GAAP, to supplement our consolidated financial statements presented on a GAAP basis. Adjusted EBITDA Adjusted EBITDA is a non-GAAP financial measure that represents GAAP net income or loss adjusted to exclude interest expense, interest income, the benefit from or provision for income taxes, depreciation, amortization, stock-based compensation, and other adjustments to reflect changes that occur in our business but do not represent ongoing operations. Adjusted EBITDA, as used by us, may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. There are several limitations related to the use of adjusted EBITDA rather than net income or loss, which is the nearest GAAP equivalent, such as: • adjusted EBITDA excludes depreciation and amortization, and, although these are non-cash expenses, the assets being depreciated or amortized may have to be replaced in the future, the cash requirements for which are not reflected in adjusted EBITDA; • adjusted EBITDA does not reflect changes in, or cash requirements for, working capital needs; • adjusted EBITDA does not reflect the benefit from or provision for income taxes or the cash requirements to pay taxes; • adjusted EBITDA does not reflect historical cash expenditures or future requirements for capital expenditures or contractual commitments; • we exclude stock-based compensation expense from adjusted EBITDA although: (i) it has been, and will continue to be for the foreseeable future, a significant recurring expense for our business and an important part of our compensation strategy; and (ii) if we did not pay out a portion of our compensation in the form of stock-based compensation, the cash salary expense included in operating expenses would be higher, which would affect our cash position; • we exclude impairment expenses from adjusted EBITDA and, although these are non-cash expenses, the asset(s) being impaired may have to be replaced in the future, the cash requirements for which are not reflected in adjusted EBITDA; • we exclude restructuring expenses from adjusted EBITDA. Restructuring expenses primarily include employee severance and contract termination costs that are not related to acquisitions. The amount and/or frequency of these restructuring expenses are not part of our underlying business; • we exclude litigation settlements from adjusted EBITDA, as well as any applicable income items or credit adjustments due to subsequent changes in estimates. This does not include our legal fees to defend claims, which are expensed as incurred; • we exclude acquisition related expenses as the amount and/or frequency of these expenses are not part of our underlying business. Acquisition related expenses include transaction costs, which primarily consisted of financial advisory, banking, legal, and regulatory fees, and other consulting fees, incurred to complete the acquisition, employee-related expenses (severance cost and benefits) for terminated employees after the acquisition, and miscellaneous other acquisition related expenses incurred; • we exclude recognition of the step-up basis in inventory from acquisitions (i.e., the adjustment to record inventory from historic cost to fair value at acquisition) as the adjustment does not reflect the ongoing expense associated with sale of our products as part of our underlying business; • we exclude losses on extinguishments of debt as these expenses are episodic in nature and do not directly correlate to the cost of operating our business on an ongoing basis; and • we exclude other expenses, from time to time, that are episodic in nature and do not directly correlate to the cost of operating our business on an ongoing basis. Adjusted Operating Expenses Adjusted operating expenses is a non-GAAP financial measure that represents GAAP operating expenses adjusted to exclude stock-based compensation expense, and other adjustments to reflect changes that occur in our business but do not represent ongoing operations. Adjusted Net Income and Adjusted Earnings Per Share Adjusted net income is a non-GAAP financial measure that represents GAAP net income or loss adjusted to exclude significant income and expense items that are non-cash or not indicative of ongoing operations, including consideration of the tax effect of the adjustments. Adjusted earnings per share is a non-GAAP financial measure that represents adjusted net income per share. Adjusted weighted-average shares - diluted is calculated in accordance with the treasury stock, if-converted, or contingently issuable accounting methods, depending on the nature of the security. Reconciliations of adjusted EBITDA and adjusted operating expenses to the most directly comparable GAAP financial measures are included in this presentation. The Company has not provided a reconciliation of its full-year 2025 guidance for adjusted EBITDA or adjusted operating expenses to the most directly comparable forward-looking GAAP measures, in reliance on the unreasonable efforts exception provided under Item 10(e)(1)(i)(B) of Regulation S-K, because the Company is unable to predict, without unreasonable efforts, the timing and amount of items that would be included in such a reconciliation, including, but not limited to, stock-based compensation expense, acquisition related expense and litigation settlements. These items are uncertain and depend on various factors that are outside of the Company’s control or cannot be reasonably predicted. While the Company is unable to address the probable significance of these items, they could have a material impact on GAAP net income and operating expenses for the guidance period. A reconciliation of adjusted EBITDA or adjusted operating expenses would imply a degree of precision and certainty as to these future items that does not exist and could be confusing to investors.

Business Update Vikram Karnani, President & Chief Executive Officer

4 Successful Track Record in Building a Leading, Diversified Biopharmaceutical Company Strong Commercial Execution Robust Financial Results Strategic Capital Deployment Adjusted EBITDA4 $197M Share repurchases conducted since inception3 $1.6B Invested in business development to date5 $277M1 $464M2 $567M2 $631M3 2021 2022 2023 2024 Product Revenues, Net $118M1 $266M2 $367M2 $401M3 2021 2022 2023 2024 1. This financial data was provided by Collegium in its Annual Report on Form 10-K filed with the SEC on February 23, 2023. 2. This financial data was provided by Collegium in its Annual Report on Form 10-K filed with the SEC on February 22, 2024. 3. This financial data was provided by Collegium in its Annual Report on Form 10-K filed with the SEC on February 27, 2025. 4. Represents a non-GAAP financial measure. Refer to “Non-GAAP Financial Measures” on slide 2. 5. Represents the sum of the purchase price consideration paid for the Nucynta Acquisition in 2020, the BDSI Acquisition in 2022, and the upfront cash paid to complete the Ironshore acquisition in 2024 as disclosed on Annual Report on Form 10-K filed with the SEC on February 25, 2021, Annual Report on Form 10-K filed with the SEC on February 23, 2023, and Form 8-K filed with the SEC on September 4, 2024, respectively.

5 Recent Business Highlights DROVE MOMENTUM IN COMMERCIAL PORTFOLIO 1. IQVIA NPA through December 31, 2024. 2. This financial data was provided by Collegium in its Annual Report on Form 10-K filed with the SEC on February 27, 2025. 3. Nucynta exclusivity extended from June 2025 to January 2027 and Nucynta ER exclusivity extended from June 2025 to June 2027. 4. Represents a non-GAAP financial measure. Refer to “Non-GAAP Financial Measures” on slide 2. 5. Net debt/adjusted EBITDA is calculated based on financial data provided by Collegium in its Form 8-K and Form 10-K filed with the SEC on February 27, 2025. 29% YoY growth in Q4’24 prescriptions1 1.5-2 yr exclusivity extension3 5% YoY growth in 2024 net revenue2 Leading Pain Portfolio Product Revenues, Net $567M In 2023 $631M In 2024 +11% Adjusted EBTIDA4 $367M In 2023 $401M In 2024 Acquired Ironshore Therapeutics, diversifying portfolio and expanding into neuropsychiatry <2x net debt to adjusted EBITDA at end of 20244,5 $60M share repurchases conducted in 20242 +9% STRATEGICALLY DEPLOYED CAPITAL AND MANAGED THE BALANCE SHEET DELIVERED SIGNIFICANT TOP-AND BOTTOM-LINE GROWTH2

DRIVE SIGNIFICANT Jornay PM® Growth • Invest in Jornay PM to support near-term growth and create significant momentum in 2026 and beyond • Raise awareness in patients and caregivers to drive prescription growth • Expand commercial presence in neuropsychiatry 6 Next Phase of Growth – Building on a Successful Strategy STRATEGICALLY Deploy Capital • Expand portfolio through disciplined business development • Rapidly pay down debt and opportunistically repurchase shares MAXIMIZE Pain Portfolio • Maximize and enhance durability of pain portfolio • Generate durable operating cash flow from pain portfolio

Commercial Update Scott Dreyer, Executive Vice President & Chief Commercial Officer

8 Expansion into Neuropsychiatry Offers Compelling Opportunity in Large and Growing Attention Deficit Hyperactivity Disorder (ADHD) Market Growing Total ADHD Prescriptions3 ADHD Prevalence1 ~6.5M Pediatric and Adolescents ~15.5M Adults ~20K HCPs writing 1/3 of prescriptions4 Methylphenidate Patient Mix Skewed Toward Pediatric & Adolescents2 Pediatricians 44% Psychiatry 38% PCP 10% Other 8% Top HCP Specialties5 1. Danielson et al. 2024; Staley et al. 2024. 2. Long-acting methylphenidate, IQVIA NPA Extended Insights, MAT Nov 2024. 3. IQVIA NPA. 4. Long-acting stimulant, ZS Associates, Jornay PM GtM Strategy Project, 2024. 5. Represents Collegium targets prescriber count by specialty; IQVIA Xponent 2024. ~70% Pediatric and Adolescents ~30% Adults Concentrated Prescriber Base +6% CAGR from 2019-2024

Jornay PM Recognized for Symptom Control by HCPS 9 Jornay PM: Strong Brand Fundamentals from HCP’s Perspective1 1. ADHD Long-Acting Stimulant Market ATU2 Q4, 2023. Jornay PM Considered Highly Favorable and Patient/Caregiver Requests Influence Prescribing #1 recognized branded ADHD medication for achieving all-day symptom control with one dose #1 recognized branded ADHD medication for controlling after school/work and evening symptoms #1 highest rated branded ADHD medication in terms of product favorability Patient/Caregiver request is a top influencer of trial by HCP

138K 160K 178K Q4'23 Q3'24 Q4'24 10 Jornay PM Generated Significant Growth in 2024 Marked by Acceleration Under Collegium’s Ownership STRONG AND GROWING PRESCRIBER BASE2 ACCELERATION IN QUARTERLY PRESCRIPTIONS1 16K 17K 18K 19K 21K 21K 23K 24K Q1'23Q2'23Q3'23Q4'23Q1'24Q2'24Q3'24Q4'24 +26% +11% 1. IQVIA NPA through December 2024. 2. IQVIA Xponent through December 2024; approximate quarterly prescriber counts. SIGNIFICANT GROWTH IN ANNUAL PRESCRIPTIONS1 With Collegium resources and targeted investment, Jornay PM is poised for significant growth in the ADHD market 37K 144K 207K 309K 487K 636K 2019 2020 2021 2022 2023 2024 +49% +58% +31% +29%

Investing in Jornay PM to Drive Revenue Growth

COMMERCIAL PRIORITIES FOCUSED ON GROWTH

Increase Awareness and Adoption with Expanded Set of Prescribers

- Expand and optimize salesforce to cover full market opportunity
- Leverage non-personal promotion to increase awareness and use of Jornay PM

Raise Caregiver and Patient Awareness to Drive HCP Request

- Initiate digital marketing and social media strategies to target caregivers and patients
- Develop and launch new patient support resources

JORNAY PM NEAR-TERM REVENUE EXPECTATIONS



+>34%
$100.7M[1]
>$135M
2024
2025E

2025 investments into Jornay PM expected to support near-term growth and create significant momentum in 2026 and beyond

Collegium PHARMACEUTICAL

1. Represents pro forma Jornay PM net revenue. Collegium recognized $37.2M of Jornay PM net revenue in 2024 following the close of the Ironshore Therapeutics acquisition on September 4, 2024.

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Well Positioned to Maximize and Enhance Durability of Pain Portfolio

	SUCCESSFUL COMMERCIAL EXECUTION OF GROWTH STRATEGY	STRONG BRAND FUNDAMENTALS[2]
BELBUCA (buprenorphine) Buccal Film CIII	**+5.6%** YoY growth in Q4'24 prescriptions[1]	**#1** highest rated branded ER opioid in terms of product differentiation and favorability **74%** of surveyed target HCPs plan to increase prescribing
Xtampza ER (oxycodone) extended-release capsules CII	**+2.6%** QoQ growth in Q4'24 prescriptions[1]	**#1** highest rated ER oxycodone in terms of product differentiation and favorability **48%** of surveyed target HCPs plan to increase prescribing

Collegium Pharmaceutical

1. IQVIA NPA through December 31, 2024.
2. ATU (Awareness, Trial, & Usage) Market Research Study, fielded Q4 2022.

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Financial Highlights Colleen Tupper, Executive Vice President & Chief Financial Officer

Achievement of 2024 Financial Commitments Sets Strong Foundation for 2025 and Beyond ACHIEVED 2024 GUIDANCE WITH RECORD FINANCIAL RESULTS1 REMAIN COMMITTED TO STRATEGIC CAPITAL DEPLOYMENT 2025 GUIDANCE REFLECTS SIGNIFICANT TOP- AND BOTTOM-LINE GROWTH3 14 1. This financial data was provided by Collegium in its Annual Report on Form 10-K filed with the SEC on February 27, 2025. 2. Represents a non-GAAP financial measure. Refer to “Non-GAAP Financial Measures” on slide 2. 3. This financial data was calculated based on data provided by Collegium in its press release filed with the SEC on February 27, 2025. 2025E represents the mid-point of 2025 financial guidance ranges. $567M $631M 2023 2024 Product Revenues, Net $367M $401M 2023 2024 Adjusted EBTIDA2 +11% +9% $631M $743M 2024 2025E Product Revenues, Net $401M $443M 2024 2025E Adjusted EBTIDA2 +18% +10% Expand portfolio through disciplined business development Rapidly pay down debt and opportunistically repurchase shares

Q4 and FY2024 Financial Highlights1 $567M $631M 2023 2024 Record Product Revenues, Net $150M $182M Q4'23 Q4'24 +22% +11% Adjusted Operating Expenses2 $124M $151M 2023 2024 $26M $51M Q4'23 Q4'24 +97% +22% Record Adjusted EBITDA2 $367M $401M 2023 2024 $104M $108M Q4'23 Q4'24 +3% +9% 15 1. This financial data was provided by Collegium in its Annual Report on Form 10-K filed with the SEC on February 27, 2025. 2. Represents a non-GAAP financial measure. Refer to “Non-GAAP Financial Measures” on slide 2. QUARTERLY FULL-YEAR

2025 Financial Guidance Reflects Strong Top- and Bottom-Line Growth 1. Represents a non-GAAP financial measure. Refer to “Non-GAAP Financial Measures” on slide 2. 2. This financial data was provided by Collegium in its press release filed with the SEC on February 27, 2025. 3. This financial data is calculated based on data provided by Collegium in its press release filed with the SEC on February 27, 2025, and represents the percent change of the mid-point of 2025 financial guidance ranges compared to 2024 financial results. 16 Guidance Range2 YoY Change3 Product Revenues, Net $735 – 750M +18% Adjusted EBITDA1 $435 – 450M +10% Adjusted Operating Expenses1 $220 – 230M +49% • Revenue growth expected to be driven by >$135M in Jornay PM net revenue in 2025 and durable pain portfolio performance • Continued adjusted EBITDA growth to generate operating cash flows • Increase in adjusted operating expenses reflects investments into Jornay PM salesforce and marketing to support near-term growth and create significant momentum in 2026 and beyond • Jornay PM investment impact on adjusted EBITDA margin is expected to improve beginning in 2026

Disciplined Capital Deployment

EXPAND PORTFOLIO THROUGH DISCIPLINED BUSINESS DEVELOPMENT

Acquisition of Ironshore establishes commercial presence in neuropsychiatry (ADHD), diversifies portfolio, and adds Jornay PM which is poised to become the lead growth driver

Further expand and diversify portfolio through disciplined business development

OPPORTUNISTICALLY LEVERAGE SHARE REPURCHASE PROGRAM

To date, **repurchased $197M** in shares with **$60M** repurchased in 2024[1]

$90M remaining under share repurchase program authorized by Board through Q2'25

RAPIDLY PAY DOWN DEBT

5-year $646M Pharmakon term loan at **reduced cost of capital**; interest rate lowered by 300 bps, longer term, lower amortization, and increased prepayment flexibility[2]

Ended 2024 with **net leverage of <2.0x**; rapidly delivering and expect to end 2025 with net leverage of **<1.0x**[2,3]

Collegium PHARMACEUTICAL

1. This financial data was provided by Collegium in its Form 10-K filed with the SEC on February 27, 2025.
2. Details regarding the Pharmakon term-loan debt amortization schedule were provided by Collegium on Form 8-K filed with the SEC on July 29, 2024.
3. Adjusted EBITDA is a non-GAAP financial measure. Refer to "Non-GAAP Financial Measures" on slide 2. 2025 net debt/adjusted EBITDA is calculated based on Collegium's forecast of net debt at year-end 2025, compared to the mid-point of the 2025 guidance ranges provided by Collegium in its press release and/or 10-K filed with the SEC on February 27, 2025. This financial data assumes no additional debt is incurred.

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Closing Remarks Vikram Karnani, President & Chief Executive Officer

2025 and Beyond: Jornay PM Leading Collegium’s Next Phase of Growth 19 GROWING REVENUE CREATING VALUE FOR SHAREHOLDERS BY: INCREASING PROFITABILITY GENERATING STRONG CASH FLOWS STRATEGICALLY DEPLOYING CAPITAL

Q&A

Non-GAAP Reconciliations

22 Reconciliation of GAAP Net Income to Adjusted EBITDA (in thousands, unaudited) GAAP net income $ 12,536 $ 31,940 $ 69,190 $ 48,155 Adjustments: Interest expense 22,654 19,281 73,974 83,339 Interest income (1,812) (4,303) (13,976) (15,615) Loss on extinguishment of debt — — 11,329 23,504 Provision for income taxes 4,733 14,770 29,378 27,578 Depreciation 1,041 949 3,856 3,496 Amortization 55,471 34,514 165,304 145,760 Stock-based compensation 7,596 7,002 32,400 27,136 Litigation settlements — — — 8,500 Recognition of step-up basis in inventory 3,968 — 5,269 15,116 CEO transition expense — — 3,051 — Acquisition related expenses 4,443 — 24,329 — Gain on fair value remeasurement of contingent consideration (2,914) — (2,914) — Total adjustments $ 95,180 $ 72,213 $ 332,000 $ 318,814 Adjusted EBITDA $ 107,716 $ 104,153 $ 401,190 $ 366,969 Three Months Ended December 31, 2024 Years Ended December 31, 2024 2023 2023

23 Reconciliation of GAAP Operating Expenses to Adjusted Operating Expenses (in thousands, unaudited) GAAP operating expenses $ 60,177 $ 32,942 $ 207,449 $ 159,208 Adjustments: Stock-based compensation 7,596 7,002 32,400 27,136 Litigation settlements — — — 8,500 CEO transition expense — — 3,051 — Acquisition related expenses 4,443 — 24,329 — Gain on fair value remeasurement of contingent consideration (2,914) — (2,914) — Total adjustments $ 9,125 $ 7,002 $ 56,866 $ 35,636 Adjusted operating expenses $ 51,052 $ 25,940 $ 150,583 $ 123,572 Three Months Ended December 31, 2024 Years Ended December 31, 2024 2023 2023

24 Reconciliation of GAAP Net Income to Adjusted Net Income and Adjusted Earnings Per Share (in thousands, except share and per share amounts, unaudited) GAAP net income $ 12,536 $ 31,940 $ 69,190 $ 48,155 Adjustments: Non-cash interest expense 4,664 1,963 9,729 8,635 Loss on extinguishment of debt — — 11,329 23,504 Amortization 55,471 34,514 165,304 145,760 Stock-based compensation 7,596 7,002 32,400 27,136 Litigation settlements — — — 8,500 Recognition of step-up basis in inventory 3,968 — 5,269 15,116 CEO transition expense — — 3,051 — Acquisition related expenses 4,443 — 24,329 — Gain on fair value remeasurement of contingent consideration (2,914) — (2,914) — Income tax effect of above adjustments (1) (17,245) (11,252) (62,880) (53,526) Total adjustments $ 55,983 $ 32,227 $ 185,617 $ 175,125 Non-GAAP adjusted net income $ 68,519 $ 64,167 $ 254,807 $ 223,280 Adjusted weighted-average shares — diluted (1) 40,109,649 41,279,982 40,424,180 41,788,125 Adjusted earnings per share (2) $ 1.77 $ 1.58 $ 6.45 $ 5.47 Three Months Ended December 31, 2024 Years Ended December 31, 2024 2023 2023 1. The income tax effect of the adjustments was calculated by applying our blended federal and state statutory rate to the items that have a tax effect. The blended federal and state statutory rate for the three months ended December 31, 2024 and 2023 were 25.3% and 25.9%, respectively; and the blended federal and state statutory rate for the years ended December 31, 2024 and 2023 were 26.5% and 25.9%, respectively. As such, the non-GAAP effective tax rates for the three months ended December 31, 2024 and 2023 were 23.5% and 25.9%, respectively; and the non-GAAP effective tax rates for the years ended December 31, 2024 and 2023 were 25.3% and 23.4%, respectively. 2. Adjusted weighted-average shares - diluted were calculated using the “if-converted” method for our convertible notes in accordance with ASC 260, Earnings per Share. As such, adjusted weighted-average shares – diluted includes shares related to the assumed conversion of our convertible notes and the associated cash interest expense added-back to non-GAAP adjusted net income. For the three months ended December 31, 2024 and 2023, adjusted weighted-average shares – diluted includes 6,606,305 and 7,509,104 shares, respectively, attributable to our convertible notes. For the years ended December 31, 2024 and 2023, adjusted weighted-average shares – diluted includes 6,606,305 and 6,793,421 shares, respectively, attributable to our convertible notes. In addition, adjusted earnings per share includes other potentially dilutive securities to the extent that they are not antidilutive.